                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): February 13, 2002
                                                       -----------------

                           PENN NATIONAL GAMING, INC.
                 ----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

 PENNSYLVANIA                       0-24206                      23-2234473
---------------               ------------------            ------------------
(State or Other                (Commission File              (I.R.S. Employer
Jurisdiction of                     Number)                 Identification No.)
Incorporation)


      825 Berkshire Boulevard
           Wyomissing, PA                                           19610
----------------------------------------                         ------------
(Address of Principal Executive Offices)                          (Zip Code)


     Registrant's telephone number, including area code: (610) 373-2400
                                                         ---------------


                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

(a) On February 13, 2002, Penn National Gaming, Inc. (the "Company") and The Carlino Family Trust (the "Selling Shareholder") entered into an Purchase Agreement (the "Purchase Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., CIBC World Markets Corp., Deutsche Banc Alex. Brown Inc. and Lehman Brothers Inc., as representatives of the several underwriters named therein (together, the "Underwriters") providing for the underwritten public offering of 4,000,000 shares of common stock, par value $.01 per share, of the Company (the "Securities") at a public offering price of $30.50 before underwriting discount (the "Public Offering Price"). Under the Purchase Agreement, the Company and the Selling Shareholder will sell 2,750,000 shares and 1,250,000 shares, respectively, to the Underwriters. The Company also has granted the Underwriters a 30-day option to purchase up to an additional 600,000 shares at the Public Offering Price to cover over-allotments. On February 19, 2002, the Underwriters gave notice to the Company of their intent to exercise this option. The sale of the Securities (including the option securities) will result in net proceeds after underwriter's discount but before expenses to the Company of approximately $96.8 million. The Company will not receive any proceeds relating to the sale of Securities by the Selling Shareholder. The Securities that are being offered and sold have been registered on Form S-3 (Registration No. 333-63780) relating to the registration of the Shares and certain other securities of the Company, filed by the Company with the United States Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), on June 25, 2001, Amendment No. 1 thereto, as filed by the Company with the Commission under the Securities Act on July 10, 2001 and Amendment No. 2 thereto, as filed by the Company under the Securities Act of July 23, 2001.

(b) On February 19, 2002, the Company issued a press release relating to the status of its ongoing litigation with Showboat Development Company. The Company hereby incorporates by reference that press release, attached hereto as
Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(c)   Exhibits.

   EXHIBIT
   NUMBER      DESCRIPTION
   -------     -----------

     1.1 Form of Purchase Agreement dated February 13, 2002 by and between Penn National Gaming, Inc. and The Carlino Family Trust and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., CIBC World Markets Corp., Deutsche Banc Alex. Brown Inc. and Lehman Brothers Inc., as representatives of the several underwriters named therein.

     99.1 Press Release - Penn National Gaming Learns Showboat Lawsuit is Re-Filed in Pennsylvania

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PENN NATIONAL GAMING, INC.
                                                      (Registrant)


                                               By  /s/ ROBERT S. IPPOLITO
                                                   -------------------------
                                                     Robert S. Ippolito
                                                     Secretary and Treasurer


Dated:  February 19, 2002

                                  EXHIBIT INDEX

   EXHIBIT
   NUMBER      DESCRIPTION
   -------     -----------

     1.1 Purchase Agreement dated February 13, 2002 by and between Penn National Gaming, Inc. and The Carlino Family Trust and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., CIBC World Markets Corp., Deutsche Banc Alex. Brown Inc. and Lehman Brothers Inc., as representatives of the several underwriters named therein.

     99.1 Press Release - Penn National Gaming Learns Showboat Lawsuit is Re-Filed in Pennsylvania